Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
Income tax expense attributable to pretax loss from continuing operations differed from the amounts computed by applying the U.S. federal income tax rate of 34% to pretax loss from continuing operations as a result of the following:

	Year ended December 31,
(Dollars in thousands)	2017	2016
Computed “expected” tax expense	$(16,758)	$(15,765)
Increase (reduction) in income taxes resulting from:
Change in the valuation allowance	(40,114)	9,506
State taxes, net of federal benefit	607	(141)
Federal research and development credits	(236)	(21)
Change in Federal Tax Rate	56,105	—
Cancellation of Options	—	3,451
Nondeductible Interest	—	1,976
Stock Compensation	—	831
Other, net	396	163
Total income tax expense/(benefit)	$—	$—

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2017 and 2016 are presented below:

	December 31,
(Dollars in thousands)	2017	2016
Deferred tax assets:
Intangible assets	$6,279	$10,062
Net operating loss carryforwards	82,069	117,123
Federal and state credit carryforwards	2,664	2,208
Plant and equipment, due to depreciation and impairment	182	1,100
Inventory reserves	219	589
Other deductible temporary differences	3,178	3,623
Total gross deferred tax assets	94,591	134,705
Less valuation allowance	(94,591)	(134,705)
Net deferred tax assets	$—	$—

At December 31, 2017, the Company had net operating loss carryforwards for federal income tax purposes of $380.3 million which are available to offset future federal taxable income, if any. The federal net operating losses begin to expire in 2028. The Company had net operating loss carryforwards for state income tax purposes of $56.2 million which are available to offset future state taxable income, if any.
The state net operating losses begin to expire in 2027.
Utilization of the net operating loss carryforwards and research and development tax credit carryforwards may be subject to substantial annual limitation under Section 382 of the Internal Revenue Code of 1986, and corresponding provisions of state law, due to ownership changes that have occurred previously or that could occur in the future. These ownership changes may limit the amount of carryforwards that can be utilized annually to offset future taxable income. In general, an ownership change, as define by Section 382, results from transactions increasing the ownership of certain stockholders or public groups in the stock of a corporation by more than 50% over a three-year period. The Company has not conducted a study after December 31, 2014 to determine whether a change of control has occurred or whether there have been multiple changes of control since December 31, 2014 due to the significant complexity and cost associated with such a study. If the Company has experienced a change of control, as defined by Section 382, utilization of the net operating loss carryforwards or research and development tax credit carryforwards would be subject to an annual limitation under Section 382, which is determined by first multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term tax-exempt rate, and then could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the net operating loss carryforwards or research and development tax credit carryforwards before utilization. Further, until a study is completed and any limitation is known, no amounts are being presented as an uncertain tax position.
The valuation allowance for deferred tax assets as of December 31, 2017 and 2016 was $94.6 million and $134.7 million, respectively. The net change in the total valuation allowance was a decrease of $40.0 million in 2017 and an increase of $9.5 million in 2016. The valuation allowance is primarily related to net operating loss carryforwards that, in the judgment of management, are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes that a full valuation allowance is necessary at December 31, 2017.
The Company did not have any unrecognized tax benefits at December 31, 2017 and 2016.
The statute of limitations for assessment by the Internal Revenue Service, or the IRS, and state tax authorities is closed for tax years prior to December 31, 2014 for federal tax purposes and for years prior to December 31, 2014 or 2013 for state tax purposes, although carryforward attributes that were generated in years prior to 2014 may still be adjusted upon examination by the IRS or state tax authorities if they either have been or will be used in a future period. The Company files income tax returns in the U.S. federal and various state jurisdictions. There are currently no federal or state audits in progress.
In December 2015, U.S. legislation was enacted to permanently reinstate the Research & Development tax credit (R&D tax credit) which had expired on December 31, 2014. In 2017 and 2016, the Company recorded a benefit of approximately $236,000 and $21,000, respectively, for the 2017 R&D Credit.
The Tax Cuts and Jobs Act (the Act) was enacted on December 22, 2017.  The Act reduces the US federal corporate tax rate from 35% to 21%, requires companies to pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously tax deferred and creates new taxes on certain foreign sourced earnings.  As of December 31, 2017 the Company did not have any repatriation of foreign income therefore we recognized a provisional amount of $0.

The Company re-measured certain deferred tax assets and liabilities based on the rates at which they are anticipated to reverse in the future, which is generally 21%. However, the Company is still examining certain aspects of the Act and refining our calculations, which could potentially affect the measurement of these balances or potentially give rise to new deferred tax amounts.  The provisional amount recorded related to the re-measurement of our deferred tax balance was a tax expense of $56 million which was fully offset with a valuation allowance against our deferred taxes.